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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 1998
                                                          ---------------

                                Noel Group, Inc.
                                ----------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-19737                    13-2649262
     --------                       -------                    ----------
 (State or other                 (Commission                 (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)

     667 Madison Avenue, New York, New York                          10021
     --------------------------------------                         -------
    (Address of principal executive offices)                       (zip code)

       Registrant's Telephone Number, including Area Code: (212) 371-1400
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  On March 27, 1998, Noel Group, Inc. ("Noel") paid a liquidating distribution (the "Distribution") of $0.70 per share to its shareholders of record as of March 20, 1998 (the "Record Date"). The Distribution, which was made from Noel's available liquid resources, was paid in respect of the 20,567,757 shares of common stock, par value $.10 per share, of Noel ("Noel Common Stock"), issued and outstanding on the Record Date, and totaled $14,397,430.

                  The Distribution was made pursuant to the Plan of Complete Liquidation and Dissolution adopted by Noel's Board of Directors on May 21, 1996 and approved by the shareholders at a Special Meeting of Shareholders held on March 19, 1997.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a)               Financial statements of business acquired.  Not
                  Applicable.

(b) Pro forma financial information. No pro forma financial information is required pursuant to
                  Article 11 of Regulation S-X.

(c)               Exhibits

                  2.1 Plan of Complete Liquidation and Distribution (incorporated by reference to Exhibit A to the Noel Proxy Statement for the Special Meeting of Shareholders on March 19, 1997).

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NOEL GROUP, INC.
                                         (Registrant)

Dated:  April 7, 1998                    By: /s/ Todd K. West
                                             ----------------
                                             Todd K. West
                                             Vice President-Finance,
                                             Chief Financial Officer,
                                             Secretary and Treasurer



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